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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) - MARCH 23, 2001

                                EARTHCARE COMPANY
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

         DELAWARE                      000-24685                58-235973
(STATE OR OTHER JURISDICTION    (COMMISSION FILE NUMBER)      (IRS EMPLOYER
      OR INCORPORATION)                                   IDENTIFICATION NUMBER)

                                 (972) 858-6025
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                 NOT APPLICABLE
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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Item 5 - OTHER EVENTS

         EarthCare Company (the "Company" or "EarthCare") announced that it has received a delisting notice from the Nasdaq National Market System. EarthCare has requested an oral hearing before the Nasdaq Listing Qualifications Panel in order to appeal the determination of the Nasdaq staff. EarthCare was notified of Nasdaq's delisting because the trading price of its common stock (NMS: ECCO) has not exceeded the required minimum bid price for the 30 days prior to the notice from Nasdaq. EarthCare has applied for listing of its common stock on the Nasdaq Small Cap market and the American Stock Exchange.

Item 7 - Exhibits

99.1     Press release dated March 23, 2001



                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EARTHCARE COMPANY
(Registrant)

By: /s/ William W. Solomon, Jr.
   ---------------------------------
        William W. Solomon, Jr.
        Vice President, Chief Financial Officer, Principal Accounting Officer


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                                 EXHIBIT INDEX


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EXHIBIT
NUMBER    DESCRIPTION
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
 99.1     Press Release dated March 23, 2001
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